Exhibit 99.3

July 2012

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2011	2011	2011	2011	2010	2010
Ratios (percent)
Return on assets	1.32	1.49	1.08	1.34	1.22	0.97	1.18	0.84
Return on average common equity	11.4	13.1	9.5	11.9	11.0	3.1	10.4	6.8
Average equity as a percent of average assets	11.58	11.49	11.41	11.33	11.12	11.77	12.52	12.38
Net interest margin (a)	3.56	3.61	3.67	3.65	3.62	3.71	3.75	3.70
Efficiency (a)	59.4	58.3	67.5	60.4	59.1	62.5	62.6	56.2
Net losses charged off as a percent of average loans and leases	0.88	1.08	1.19	1.32	1.56	1.92	1.86	4.95

Allowance for loan and lease losses as a percent of loans and leases	2.45	2.59	2.78	3.08	3.35	3.62	3.88	4.20
Allowance for credit losses as a percent of loans and leases	2.66	2.81	3.01	3.32	3.61	3.89	4.17	4.51
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	1.96	2.03	2.23	2.44	2.66	2.73	2.79	2.72

Allowance for loan and lease losses as a percent of nonperforming assets (b)	125	127	124	125	125	132	138	153

Allowance for credit losses as a percent of nonperforming assets (b)	136	138	134	135	135	142	149	165

Common Share Data
Earnings per share	$0.41	$0.46	$0.33	$0.41	$0.36	$0.10	$0.34	$0.22
Earnings per diluted share	$0.40	$0.45	$0.33	$0.40	$0.35	$0.10	$0.33	$0.22
Cash dividends per common share	0.08	0.08	0.08	0.08	0.06	0.06	0.01	0.01
Book value per share	14.56	14.30	13.92	13.73	13.23	12.80	13.06	12.86
Common shares outstanding, excluding treasury	918,913,253	920,056,340	919,804,436	919,778,512	919,818,137	918,728,008	796,272,522	796,283,198
Market price per share:
High	$14.67	$14.73	$13.08	$13.09	$14.15	$15.75	$15.11	$13.81
Low	12.04	12.78	9.60	9.13	11.88	13.25	11.71	10.64
End of period	13.40	14.04	12.72	10.10	12.75	13.89	14.68	12.03

Supplemental Data
Common dividends declared ($ in millions)	$74	$74	$74	$74	$55	$55	$8	$8
Full-time equivalent employees	20,888	21,206	21,334	21,172	20,953	20,837	20,838	20,667
Banking centers	1,322	1,315	1,316	1,314	1,316	1,310	1,312	1,309
ATMs	2,409	2,404	2,425	2,437	2,456	2,453	2,445	2,390

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2011	2011	2011	2011	2010	2010
Income Statement ($ in millions)
Interest income (FTE)	$1,031	$1,045	$1,061	$1,059	$1,050	$1,065	$1,109	$1,130
Interest expense	132	142	141	157	181	181	190	214

Net interest income (FTE)	899	903	920	902	869	884	919	916
Provision for loan and lease losses	71	91	55	87	113	168	166	457
Noninterest income:
Service charges on deposits	130	129	136	134	126	124	140	143
Investment advisory revenue	93	96	90	92	95	98	93	90
Corporate banking revenue	102	97	82	87	95	86	103	86
Mortgage banking net revenue	183	204	156	178	162	102	149	232
Card and processing revenue	64	59	60	78	89	80	81	77
Other noninterest income	103	175	24	64	83	81	55	195
Securities gains, net	3	9	5	26	6	8	21	4

Securities gains, net—non-qualifying hedges on mortgage servicing rights	—	—	(3)	6	—	5	14	—

Total noninterest income	678	769	550	665	656	584	656	827
Noninterest expense:
Salaries, wages and incentives	393	399	393	369	365	351	385	360
Employee benefits	84	112	84	70	79	97	73	82
Net occupancy expense	74	77	79	75	75	77	76	72
Technology and communications	48	47	48	48	48	45	52	48
Equipment expense	27	27	27	28	28	29	32	30
Card and processing expense	30	30	28	34	29	29	26	26
Other noninterest expense	281	281	334	322	277	290	343	361

Total noninterest expense	937	973	993	946	901	918	987	979

Income before income taxes (FTE)	569	608	422	534	511	382	422	307
Taxable equivalent adjustment	4	5	4	4	5	5	5	4

Income before income taxes	565	603	418	530	506	377	417	303
Applicable income tax	180	173	104	149	169	112	83	65

Net income	$385	$430	$314	$381	$337	$265	$334	$238
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	—	1	—

Net income attributable to Bancorp	$385	$430	$314	$381	$337	$265	$333	$238
Dividends on preferred stock	9	9	9	8	9	177	63	63

Net income available to common shareholders	$376	$421	$305	$373	$328	$88	$270	$175

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,093	$12,860	$12,503	$12,266	$11,972	$12,129	$13,965	$13,698
Tier II capital	4,188	4,076	4,382	4,397	4,112	4,046	4,213	4,379

Total risk-based capital	$17,281	$16,936	$16,885	$16,663	$16,084	$16,175	$18,178	$18,077

Risk-weighted assets	$106,398	$105,412	$104,945	$102,562	$100,320	$99,392	$100,561	$98,904

Tier I capital ratio	12.31%	12.20%	11.91%	11.96%	11.93%	12.20%	13.89%	13.85%
Total risk-based capital ratio	16.24%	16.07%	16.09%	16.25%	16.03%	16.27%	18.08%	18.28%
Tier I leverage ratio	11.39%	11.31%	11.10%	11.08%	11.03%	11.21%	12.79%	12.54%
Tier I common equity ratio	9.77%	9.64%	9.35%	9.33%	9.20%	8.99%	7.48%	7.34%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2011	2011	2011	2011	2010	2010
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,393	$2,235	$2,663	$2,348	$2,380	$2,121	$2,159	$2,215
Available-for-sale and other securities	15,552	16,093	15,362	16,227	15,502	15,135	15,414	15,975
Held-to-maturity securities	305	321	322	337	344	346	353	354
Trading securities	200	195	177	189	217	216	294	320
Other short-term investments	1,964	1,628	1,781	2,028	1,370	2,481	1,515	3,271

Total cash and securities	20,414	20,472	20,305	21,129	19,813	20,299	19,735	22,135
Loans held for sale	1,863	1,584	2,954	1,840	1,185	1,291	2,216	2,733
Portfolio loans and leases	82,359	82,113	81,018	79,216	77,967	77,465	77,491	76,009

Total loans and leases	84,222	83,697	83,972	81,056	79,152	78,756	79,707	78,742
Allowance for loan and lease losses	(2,016)	(2,126)	(2,255)	(2,439)	(2,614)	(2,805)	(3,004)	(3,194)
Bank premises and equipment	2,506	2,485	2,447	2,410	2,395	2,389	2,389	2,377
Operating lease equipment	511	495	497	462	492	513	479	470
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	33	36	40	45	49	55	62	72
Servicing rights	736	767	681	662	847	894	822	599
Other real estate owned	338	383	429	447	488	514	506	504
Other assets	8,382	8,121	8,434	8,716	7,766	7,453	7,894	8,200

Total assets	$117,543	$116,747	$116,967	$114,905	$110,805	$110,485	$111,007	$112,322

Liabilities
Deposits:
Demand	$26,251	$26,385	$27,600	$24,547	$22,589	$22,066	$21,413	$20,109
Interest checking	23,197	23,971	20,392	18,616	18,072	18,597	18,560	17,225
Savings	22,011	22,245	21,756	21,673	21,764	21,697	20,903	20,260
Money market	4,223	4,275	4,989	5,448	4,859	5,184	5,035	5,064
Foreign office	1,265	1,251	3,250	3,139	3,271	3,569	3,721	3,807
Other time	4,261	4,446	4,638	5,439	6,399	7,043	7,728	9,379
Certificates—$100,000 and over	3,065	3,162	3,039	3,092	3,642	4,160	4,287	5,515
Other foreign office	—	56	46	93	2	1	1	3

Total deposits	84,273	85,791	85,710	82,047	80,598	82,317	81,648	81,362
Federal funds purchased	641	319	346	427	403	332	279	368
Other short-term borrowings	4,613	2,877	3,239	4,894	2,702	1,297	1,574	1,775
Other liabilities	4,507	4,502	4,739	4,679	4,349	3,792	3,868	3,951
Long-term debt	9,685	9,648	9,682	9,800	10,152	10,555	9,558	10,953

Total liabilities	103,719	103,137	103,716	101,847	98,204	98,293	96,927	98,409

Equity
Common and preferred equity	13,402	13,154	12,795	12,552	12,242	12,025	13,867	13,584
Net unrealized gains (losses):
Available-for-sale securities	476	487	484	519	397	277	321	434
Qualifying cash flow hedges	69	73	81	91	68	58	67	73
Accumulated other comprehensive income related to employee benefit plans	(91)	(92)	(95)	(68)	(69)	(72)	(74)	(75)
Treasury stock, at cost	(83)	(62)	(64)	(65)	(66)	(125)	(130)	(132)

Total Bancorp shareholders’ equity	13,773	13,560	13,201	13,029	12,572	12,163	14,051	13,884
Noncontrolling interest	51	50	50	29	29	29	29	29

Total equity	13,824	13,610	13,251	13,058	12,601	12,192	14,080	13,913

Total liabilities and equity	$117,543	$116,747	$116,967	$114,905	$110,805	$110,485	$111,007	$112,322

Share Data
Preferred shares outstanding	16,450	16,450	16,450	16,450	16,450	16,450	16,451	16,451
Common shares outstanding, excluding treasury	918,913,253	920,056,340	919,804,436	919,778,512	919,818,137	918,728,008	796,272,522	796,283,198
Treasury shares held	4,979,328	3,836,240	4,088,144	4,114,068	4,074,443	5,164,573	5,231,665	5,220,989

Quarterly Data

	Three Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$84,508	$83,757	$82,278	$80,013	$79,153	$79,379	$79,148	$78,854
Taxable securities	15,548	15,313	15,270	15,790	15,115	15,156	15,367	15,580
Tax exempt securities	62	59	58	64	96	197	268	273
Other short-term investments	1,558	1,363	1,915	2,288	1,981	1,937	2,431	3,456

Total interest-earning assets	101,676	100,492	99,521	98,155	96,345	96,669	97,214	98,163
Cash and due from banks	2,264	2,345	2,418	2,362	2,356	2,268	2,284	2,283
Other assets	15,835	15,734	15,758	15,381	15,298	14,897	15,449	15,088
Allowance for loan and lease losses	(2,121)	(2,246)	(2,429)	(2,603)	(2,799)	(2,990)	(3,089)	(3,680)

Total assets	$117,654	$116,325	$115,268	$113,295	$111,200	$110,844	$111,858	$111,854

Liabilities
Interest-bearing liabilities:
Interest checking	$23,548	$22,308	$19,263	$18,322	$18,701	$18,539	$17,578	$17,142
Savings	22,143	21,944	21,715	21,747	21,817	21,324	20,602	19,905
Money market	4,258	4,543	5,255	5,213	5,009	5,136	4,985	4,940
Foreign office	1,321	2,277	3,325	3,255	3,805	3,580	3,733	3,592
Other time	4,359	4,551	4,960	6,008	6,738	7,363	8,490	10,261
Certificates—$100,000 and over	3,130	3,178	3,085	3,376	3,955	4,226	4,858	6,096
Other foreign office	23	19	16	7	2	1	9	4
Federal funds purchased	408	370	348	376	344	310	376	302
Other short-term borrowings	4,303	3,261	3,793	4,033	1,605	1,638	1,728	1,880
Long-term debt	9,669	9,768	9,707	10,136	10,527	10,255	10,298	10,954

Total interest-bearing liabilities	73,162	72,219	71,467	72,473	72,503	72,372	72,657	75,076

Demand deposits	26,351	26,063	26,069	23,677	22,174	21,582	21,066	19,362
Other liabilities	4,462	4,627	4,536	4,275	4,129	3,809	4,099	3,544

Total liabilities	103,975	102,909	102,072	100,425	98,806	97,763	97,822	97,982
Equity	13,679	13,416	13,196	12,870	12,394	13,081	14,036	13,872

Total liabilities and equity	$117,654	$116,325	$115,268	$113,295	$111,200	$110,844	$111,858	$111,854

Average loans and leases (excluding held for sale)	$82,586	$81,500	$79,914	$78,620	$77,937	$77,636	$76,236	$76,617
Average common shares outstanding:
Basic	913,540,510	915,225,816	914,996,543	914,946,545	914,600,600	880,829,800	791,072,308	791,016,740
Diluted	954,622,463	957,415,527	956,348,893	955,490,439	955,477,616	894,841,321	836,224,575	797,492,107

Quarterly Data

	Three Months Ended
	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$32,626	$32,203	$30,828	$29,324	$28,155	$27,431	$27,275	$26,502
Commercial mortgage	9,697	9,976	10,214	10,435	10,331	10,617	10,992	11,333
Commercial construction	834	916	1,037	1,239	1,805	2,020	2,111	2,500
Commercial leases	3,471	3,512	3,531	3,368	3,326	3,367	3,378	3,304

Subtotal—commercial	46,628	46,607	45,610	44,366	43,617	43,435	43,756	43,639
Consumer:
Residential mortgage	13,217	12,523	13,474	11,878	10,838	10,556	10,857	9,989
Home equity	10,378	10,493	10,719	10,920	11,048	11,222	11,513	11,774
Automobile loans	11,739	11,832	11,827	11,593	11,315	11,129	10,983	10,738
Credit card	1,943	1,896	1,978	1,878	1,856	1,821	1,896	1,832
Other consumer loans and leases	317	346	364	421	478	593	702	770

Subtotal—consumer	37,594	37,090	38,362	36,690	35,535	35,321	35,951	35,103

Total loans and leases	$84,222	$83,697	$83,972	$81,056	$79,152	$78,756	$79,707	$78,742

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$32,770	$31,421	$29,954	$28,824	$27,970	$27,404	$26,509	$26,348
Commercial mortgage	9,873	10,077	10,350	10,140	10,491	10,816	11,276	11,462
Commercial construction	886	1,008	1,155	1,777	1,950	2,085	2,289	2,955
Commercial leases	3,471	3,543	3,352	3,300	3,349	3,364	3,314	3,257

Subtotal—commercial	47,000	46,049	44,811	44,041	43,760	43,669	43,388	44,022
Consumer:
Residential mortgage	13,059	12,928	12,638	11,224	10,655	10,736	10,693	9,897
Home equity	10,430	10,606	10,810	10,985	11,144	11,376	11,655	11,897
Automobile loans	11,755	11,882	11,696	11,445	11,188	11,070	10,825	10,517
Credit card	1,915	1,926	1,906	1,864	1,834	1,852	1,844	1,838
Other consumer loans and leases	349	366	417	454	572	676	743	683

Subtotal—consumer	37,508	37,708	37,467	35,972	35,393	35,710	35,760	34,832

Total average loans and leases	$84,508	$83,757	$82,278	$80,013	$79,153	$79,379	$79,148	$78,854

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$1,002	$994	$1,058	$1,134	$1,240	$1,287	$1,333	$1,378
Nonaccrual loans held for sale	55	110	131	171	147	184	247	680
Restructured loans—commercial (non accrual) held for sale	5	7	7	26	29	32	47	19
Restructured loans and leases (non accrual) portfolio	340	358	380	404	399	358	347	206
Other assets, including other real estate owned	277	321	378	406	449	481	494	498

Total nonperforming assets	$1,679	$1,790	$1,954	$2,141	$2,264	$2,342	$2,468	$2,781

Ninety days past due loans and leases	$203	$216	$200	$274	$279	$266	$274	$317

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$471	$453	$499	$646	$684	$652	$753	$769
Commercial mortgage	449	404	421	513	558	559	581	820
Commercial construction loans	123	131	139	194	187	208	258	371
Consumer mortgage and construction	260	265	275	276	272	261	268	208
Other consumer loans and leases	99	99	104	108	114	181	114	115

Total nonperforming loans and leases (including held for sale)	$1,402	$1,352	$1,438	$1,737	$1,815	$1,861	$1,974	$2,283

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(219)	$(253)	$(280)	$(294)	$(343)	$(397)	$(399)	$(992)
Recoveries	38	33	41	32	39	30	43	36

Net losses charged off	$(181)	$(220)	$(239)	$(262)	$(304)	$(367)	$(356)	$(956)